FINANCIAL INVESTORS TRUST

Grandeur Peak Emerging Markets Opportunities Fund

Grandeur Peak Global Contrarian Fund

Grandeur Peak Global Explorer Fund

Grandeur Peak Global Micro Cap Fund

Grandeur Peak Global Opportunities Fund

Grandeur Peak Global Reach Fund

Grandeur Peak Global Stalwarts Fund

Grandeur Peak International Opportunities Fund

Grandeur Peak International Stalwarts Fund

Grandeur Peak US Stalwarts Fund

(each, a “Fund”)

Supplement dated October 4, 2023

To the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),

each dated August 31, 2023

Effective immediately, the second paragraph in the “Administrator, Transfer Agent and Distributor” section of the Prospectus is deleted and replaced with the following:

On June 14, 2023, the shareholders of each Fund approved an Agreement and Plan of Reorganization and Termination pursuant to which each Fund will be reorganized into correspondingly named series of Grandeur Peak Global Trust (each, a “Reorganization”). Each Reorganization is expected to close after the close of business on or about October 20, 2023, at which time ALPS will cease to be the administrator, fund accounting agent and transfer agent for each Fund.

Effective immediately, the second paragraph in the “Administrator” section of the SAI is deleted and replaced with the following:

On June 14, 2023, the shareholders of each Fund approved an Agreement and Plan of Reorganization and Termination pursuant to which each Fund will be reorganized into correspondingly named series of Grandeur Peak Global Trust (each, a “Reorganization”). Each Reorganization is expected to close after the close of business on or about October 20, 2023, at which time ALPS will cease to be the administrator for each Fund.

*********

Please retain this supplement with your Summary Prospectus, Prospectus and Statement of Additional Information.